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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this Amendment No. 1 to Registration Statement on Form SB-2 (Registration No. 333-67407) of our report dated May 15, 1998, on our audits of the consolidated financial statements of News Communications, Inc. and Subsidiaries. We also consent to the reference of our firm under the caption "Experts."


                                        /s/ PricewaterhouseCoopers


New York, New York
January 4, 1999